SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report: February 27, 2003



                             HEALTHSOUTH Corporation
                          -----------------------------

             (Exact Name of Registrant as Specified in its Charter)


  Delaware                          1-10315                   63-0860407
-------------                     -----------                -------------
     (State or Other              (Commission               (I.R.S. Employer
Jurisdiction of Incorporation      File Number)            Identification No.)
     or Organization)


One HEALTHSOUTH Parkway
Birmingham, Alabama                                             35243
---------------------------                                   ---------
(Address of Principal                                         (Zip Code)
Executive Offices)


Registrant's Telephone Number,
Including Area Code:                                          (205) 967-7116



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Item 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE


         On February 26, 2003, HEALTHSOUTH Corporation issued the following press release:


                                                           FOR IMMEDIATE RELEASE
                                                               FEBRUARY 26, 2003

                     HEALTHSOUTH RESPONDS TO MEDIA INQUIRIES
                              ON SEC INVESTIGATION


BIRMINGHAM, Alabama - On September 19, 2002, HEALTHSOUTH Corporation
(NYSE:HRC) disclosed that it had received notice of an investigation by the Securities and Exchange Commission and that it was cooperating fully with the investigation. A number of news media have reported on the investigation in the past 24 hours, and in response to inquiries from various media relating to those reports, the company confirms that it has recently learned that the SEC has issued an "Order Directing Private Investigation and Designating Officers To Take Testimony" - commonly referred to as a "formal order of investigation" - in connection with the investigation. The company understands that the SEC is investigating possible violations of Section 11(a) of the Securities Act of 1933 and Sections 10(b), 13(a) and 13(b)(2)(A) and (B) of the Securities Exchange Act of 1934 and Rules 10b- 5, 12b-20, 13a-13, 13b2-1 and 13b2-2 thereunder. The company cannot now predict the course or outcome of the investigation; however, the company continues to cooperate fully with the SEC in this matter. As previously indicated, the company does not believe that it or anyone associated with it has violated any securities laws.

HEALTHSOUTH is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with approximately 1,800 locations in all 50 states, the United Kingdom, Australia, Puerto Rico, Saudi Arabia and Canada. HEALTHSOUTH can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. Without limiting the generality of the preceding statement, all statements in this press release concerning or relating to the nature or status of the investigation described are forward-looking statements. In addition, HEALTHSOUTH, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HEALTHSOUTH's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in this press release and in the public filings made by HEALTHSOUTH with the Securities and Exchange Commission, including HEALTHSOUTH's Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Reports on Form 10-Q, and forward- looking statements contained in this press release or in other public statements of HEALTHSOUTH or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 27, 2003.


                                      HEALTHSOUTH CORPORATION


                                      By         /s/  WILLIAM W. HORTON
                                        ----------------------------------------
                                                      William W. Horton
                                                  Executive Vice President
                                                    and Corporate Counsel